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                                  EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP
                              INDEPENDENT AUDITORS



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                                                                EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP
                              INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement of Heritage Bancorp, Inc. on Form S-8 of our report dated November 6, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Heritage Bancorp, Inc. for the year ended September 30, 1998 and to the reference to us under the heading "Interest of Named Experts and Counsel" in this Registration Statement.



                                          /s/ Deloitte & Touche LLP

Greenville, South Carolina
April 26, 1999